04953 0 9209

NUMBER

TWEC

SHARES

TRANS WORLD ENTERTAINMENT CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX

COMMON STOCK

SEE REVERSE FOR CERTAIN RESTRICTIONS AND DEFINITIONS

THIS CERTIFIES THAT

CUSIP 89336Q 10 0

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT PER SHARE OF THE COMMON STOCK OF

TRANS WORLD ENTERTAINMENT CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

SECRETARY

TRANS WORLD ENTERTAINMENT CORPORATION
CORPORATE
SEAL
1972
NEW YORK

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INC.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and the designations, relative rights, preferences, and limitations of each series of Preferred Shares so far as they have been fixed by the Board pursuant to authority heretofore granted to it.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—.................. Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act.....................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.